ADDITIONAL COMPUTATIONAL MATERIALS FOR RAMP SERIES 2001-RS3 TRUST
                                 DEUTSCHE BANK







                       ADDITIONAL COMPUTATIONAL MATERIALS



                           $525,000,000 (Approximate)

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2001-RS3


                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                   Depositor

                           RAMP SERIES 2001-RS3 TRUST
                                     Issuer

                        RESIDENTIAL FUNDING CORPORATION
                           Seller and Master Servicer




                                OCTOBER 15, 2001



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

The analysis in this report is based on information provided by Residential Funding Corporation ("the Seller"). Neither the Issuer, Deutsche Banc Alex. Brown Inc. ("DBAB"), or any of their affiliates makes representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by DBAB and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and DBAB is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBAB in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBAB nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBAB AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. DBAB IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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             CLASS A-I-1 AVAILABLE FUNDS CAP ANALYSIS
-------------------------------------------------------------------
          PAYMENT DATE                      NET WAC (%)
           11/25/2001                          7.668
           12/25/2001                          7.655
           01/25/2002                          7.642
           02/25/2002                          7.628
           03/25/2002                          7.614
           04/25/2002                          7.600
           05/25/2002                          7.586
           06/25/2002                          7.572
           07/25/2002                          7.557
           08/25/2002                          7.542
           09/25/2002                          7.526
           10/25/2002                          7.511
           11/25/2002                          7.495
           12/25/2002                          7.479
           01/25/2003                          7.462
           02/25/2003                          7.445
           03/25/2003                          7.428
           04/25/2003                          7.411
           05/25/2003                          7.393
           06/25/2003                          7.375
           07/25/2003                          7.357
           08/25/2003                          7.338
           09/25/2003                          7.319
           10/25/2003                          7.300
           11/25/2003                          7.280
           12/25/2003                          7.260
--------------------------------- ---------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-----------------------------------------------------------------------------
                     GROUP II LIFETIME CAP AT FULLY INDEXED RATE
-------------------------------------------------------------------------------
   PAYMENT DATE       NET WAC (%)              PAYMENT DATE      NET WAC (%)
    11/25/2001           8.638                  11/25/2005         14.495
    12/25/2001           8.926                  12/25/2005         15.134
    01/25/2002           8.884                  01/25/2006         14.646
    02/25/2002           8.895                  02/25/2006         14.646
    03/25/2002           9.852                  03/25/2006         16.216
    04/25/2002           8.901                  04/25/2006         14.647
    05/25/2002           9.205                  05/25/2006         15.136
    06/25/2002           9.097                  06/25/2006         14.678
    07/25/2002           9.413                  07/25/2006         15.168
    08/25/2002           9.354                  08/25/2006         14.679
    09/25/2002           9.357                  09/25/2006         14.679
    10/25/2002           9.837                  10/25/2006         15.169
    11/25/2002           9.523                  11/25/2006         14.680
    12/25/2002           9.873                  12/25/2006         15.169
    01/25/2003           9.557                  01/25/2007         14.680
    02/25/2003           9.644                  02/25/2007         14.680
    03/25/2003           10.68                  03/25/2007         16.254
    04/25/2003           9.652                  04/25/2007         14.681
    05/25/2003           9.986                  05/25/2007         15.171
    06/25/2003           9.796                  06/25/2007         14.682
    07/25/2003          11.379                  07/25/2007         15.171
    08/25/2003          11.099                  08/25/2007         14.686
    09/25/2003          11.262                  09/25/2007         14.686
    10/25/2003          11.787                  10/25/2007         15.176
    11/25/2003          11.411                  11/25/2007         14.687
    12/25/2003          11.816                  12/25/2007         15.177
    01/25/2004          11.949                  01/25/2008         14.687
    02/25/2004          12.034                  02/25/2008         14.688
    03/25/2004          12.867                  03/25/2008         15.701
    04/25/2004          12.042                  04/25/2008         14.688
    05/25/2004          12.450                  05/25/2008         15.178
    06/25/2004          12.495                  06/25/2008         14.689
    07/25/2004          13.446                  07/25/2008         15.179
    08/25/2004          13.027                  08/25/2008         14.690
    09/25/2004          13.103                  09/25/2008         14.690
    10/25/2004          13.688                  10/25/2008         15.180
    11/25/2004          13.251                  11/25/2008         14.691
    12/25/2004          13.851                  12/25/2008         15.181
    01/25/2005          13.919                  01/25/2009         14.692
    02/25/2005          13.921                  02/25/2009         14.692
    03/25/2005          15.413                  03/25/2009         16.266
    04/25/2005          13.921                  04/25/2009         14.693
    05/25/2005          14.386                  05/25/2009         15.183
    06/25/2005          14.073                  06/25/2009         14.693
    07/25/2005          14.966                  07/25/2009         15.184
    08/25/2005          14.484
    09/25/2005          14.486
    10/25/2005          14.978
------------------- ---------------- -------- ---------------- ----------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.